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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27293) of Kellogg Company of our report dated April 20, 2001 relating to the financial statements of Kellogg Company Salaried Savings and Investment Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

Battle Creek, Michigan
April 27, 2001